Exhibit 10.12

AMENDED AND RESTATED
PROMISSORY NOTE

$275,000	March 25, 2010 to be Effective February 17, 2010

FOR VALUE RECEIVED, SUMOTEXT Incorporated, a Nevada Corporation (the “Company”), having an address of 2100 Riverdale, Suite 200, Little Rock, Arkansas, 72202, hereby promises to pay to the order of Tim Miller, and/or assigns (the “Holder”), at the offices of Holder at 2100 Riverdale, Suite 200, Little Rock, Arkansas, 72202, or such other place as may be designated by Holder to the Company in writing, the aggregate principal amount of Two Hundred and Seventy-Five Thousand Dollars ($275,000), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Loan Amount.  This Amended and Restated Promissory Note (this “Note”, “Promissory Note” or “Agreement”), amends, restates and supersedes a Convertible Promissory Note entered into between the Company and Holder on February 17, 2010, and evidences the loan of Two Hundred and Seventy-Five Thousand Dollars  ($275,000), from the Holder to the Company (hereinafter referred to as the “Loan” or the “Principal”), pursuant to the following Promissory Notes previously entered into by and between the Company and Holder, which previous Promissory Notes are hereby superseded, combined and replaced by this Note and the terms and conditions herein (the “Previous Notes”):

•$100,000 borrowed by the Company from Holder on April 16, 2009, which accrued interest at the rate of 10% per annum and was due and payable on April 15, 2010;

•$50,000 borrowed by the Company from Holder on July 1, 2009, which accrued interest at the rate of 10% per annum and was due and payable on July 2, 2010;

•$50,000 borrowed by the Company from Holder on August 3, 2009, which accrued interest at the rate of 10% per annum and was due and payable on August 4, 2010; and

•$75,000 borrowed by the Company from Holder on August 27, 2009, which accrued interest at the rate of 10% per annum and was due and payable on August 28, 2010.

Total accrued interest on the Previous Notes has been paid as of the effective date of this Note.

2.
Payment Terms.  The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest, on February 17, 2012 (the “Maturity Date”), unless this Note is earlier prepaid as herein provided.  All payments hereunder shall be made in lawful money of the United States of America.  Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.
Interest.  Interest on the outstanding portion of Principal of this Note shall accrue at a rate of eight percent (8%) per annum, and be payable quarterly in arrears.  All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.  Such interest shall accrue and be paid upon the Maturity Date of the Loan.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Arkansas or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance.  The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

4.
Warrants.  In connection with Holder agreeing to be bound by the terms and conditions of this Note, the Company agrees to grant the Holder warrants to purchase an aggregate of 550,000 shares of the Company’s common stock at an exercise price of $0.50 per share, which warrants shall have a term of two years and be evidenced by the Warrant Agreement attached hereto as Exhibit A (the “Warrant”).

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.

a.	This Note may be prepaid in whole or in part at any time without penalty.

b.	Any partial prepayment shall be applied first to any accrued interest and then to any principal Loan amount outstanding.

c.
This Note and the repayment hereof will be senior to all of the Company’s other privately held outstanding notes, other than a $150,000 promissory note held by Steve Bova (“Seniority”), and the Company shall be required to take prompt action to obtain a confirmation of such Seniority from its current note holders following the parties’ execution of this Note.

6.	Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

a.
The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.  Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the Board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

b.
This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

7.	Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, as follows (collectively the “Representations”):

a.
The Warrant and any shares of common stock issuable in connection with the exercise of the Warrant (“Warrant Shares”) are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.
Holder is either an “accredited investor” as such term is defined under Rule 501 of the Securities Act of 1933, as amended (the “Act”); and/or Holder has thoroughly read, reviewed, had a chance to ask questions to the Company regarding, and has all of Holder’s questions answered sufficiently, the Company’s Form 10-K, Form 10-Q and Form 8-K filings on the Securities and Exchange Commission’s Edgar filing website (www.sec.gov), including the risk factors, description of business operations, unaudited and audited financial information, results of operations and other disclosures therein (the “Filings”).  In connection with the Filings or otherwise, the Holder has reviewed and has access to similar information regarding the Company as would be found in a Registration Statement under the Act, and is familiar with the Company, its business operations, results of operations and risk factors regarding Holders investment herein.  Holder further represents to the Company that Holder does not need a Purchaser Representative in connection with the investment in the Note or Common Stock.

c.
Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note.

d.
Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of the Warrant or the Warrant Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 7 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate issued to evidence the Warrant and the Warrant Shares shall bear a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

8.
Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

9.
Assignment by Holder.  If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

10.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

11.
Costs and Fees.  Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees.  For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

12.
Governing Law.  It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Arkansas, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

13.
No Third Party Benefit.  The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

14.
Jurisdiction, Venue and Jury Trial Waiver.  The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Arkansas and that the Circuit Court in and for Little Rock, Arkansas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

15.
Interpretation.  The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies.  The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note, either voluntarily by act of the parties or involuntarily by operation of law.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

16.
WAIVER OF JURY TRIAL.  THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

17.
Entire Agreement.  This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

18.
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

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IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written, to be effective as of the effective date set forth above.

SUMOTEXT INCORPORATED a Nevada Corporation

By: /s/ Matthew Lozeau
Matthew Lozeau, Secretary

Holder:

/s/ Tim Miller
Tim Miller